Exhibit 10.26.8

FELCOR LODGING LIMITED PARTNERSHIP, as mortgagor

and

FELCOR/JPM HOTELS, L.L.C., as mortgagor

and

DJONT/JPM LEASING, L.L.C., as mortgagor
(Mortgagor)

and

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS, INC., as mortgagee,
(Mortgagee)

__________________________

FIRST AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT
__________________________

Dated:As of October 27, 2011

Location:

County:

MERS MIN:

PREPARED BY AND UPON RECORDATION RETURN TO:

Alston & Bird LLP 90 Park Avenue New York, New York 10016 Attention: Ellen M. Goodwin, Esq.

THIS FIRST AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT (this “Agreement”) is made as of the 27th day of October, 2011, among FELCOR LODGING LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062, as mortgagor (“Owner”), FELCOR/JPM HOTELS, L.L.C., a Delaware limited liability company, having an address at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062, as mortgagor (“Ground Lessee”) and DJONT/JPM LEASING, L.L.C., a Delaware limited liability company, having an address at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062, as mortgagor (“Operating Lessee”; Owner, Ground Lessee and Operating Lessee, individually and/or collectively, as the context may require, “Mortgagor”; Ground Lessee and Operating Lessee, individually and/or collectively, as the context may require, “Borrower”) and MORTGAGE ELECTRONIC REGISTRATION SYSTEMS, INC., a Delaware stock corporation, having an address at P.O. Box 2300, Flint, Michigan 48501-2300 (“Mortgagee”).
Recitals:
As of November 10, 2006, Bank of America, National Association (together with its successors and assigns, the “Original Lender”) made a loan to Borrower in the original principal sum of TWO HUNDRED FIFTY MILLION AND 00/100 DOLLARS ($250,000,000.00) (the “Loan”) and such Loan is (i) evidenced by, among other things, (a) that certain Loan Agreement, dated as of November 10, 2006 (as amended by (x) that certain First Amendment to Loan Agreement and other Loan Documents, dated as of January 31, 2007 (the “First Modification”), and (y) that certain Second Amendment to Loan Agreement and other Loan Documents, dated as of the date hereof (the “Second Modification”), as the same may be further amended, renewed, modified, extended, replaced or supplemented from time to time, collectively, the “Loan Agreement”), and (b) those certain Notes (as defined in the Loan Agreement) and (ii) secured by, among other things, that certain Mortgage and Security Agreement given by Mortgagor to Mortgagee, dated as of November 10, 2006, and recorded ______ in Official Records Book ---___ (together with any and all further extensions, renewals, substitutions, replacements, amendments, modifications and/or restatements thereof, collectively, the “Security Instrument”; the Loan Agreement, the Notes, the Security Instrument and all other documents evidencing or securing the Debt or delivered in connection with the making of, or amendment of, the Loan are hereinafter referred to collectively as the “Loan Documents”) which such Security Instrument encumbers the real property more particularly described on Exhibit A attached hereto (the “Land”).
AGREEMENT
All capitalized terms not defined herein shall have the meanings set forth in the Security Instrument. For the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Article 1    Acknowledgement. Mortgagor hereby acknowledges and agrees that the Loan Agreement has been amended by the First Modification and the Second Modification and that any reference in the Security Instrument to the Loan Agreement shall be read to include the Loan Agreement as amended by the First Modification and the Second Modification.
Article 2     Amendment to Security Instrument. Section 22.2 of the Security Instrument is hereby deleted in its entirety and replaced with the following: Section 22.2 Maturity Date. The Maturity Date of the Note with all extensions is November 6, 2013, or such other date on which the final payment of principal of the Notes becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration or acceleration, or otherwise.
Article 3     Lien of Security Instrument. Mortgagor hereby acknowledges and agrees that, pursuant to the Security Instrument and the terms and conditions of this Agreement, Mortgagor's interest in the Property is and shall remain subject to and encumbered by the lien and terms of the Security Instrument, subject to the applicable terms and conditions contained therein (as amended hereby) and in the other Loan Documents.
Article 4    Recordation. Mortgagor shall, at Mortgagor's cost and expense, promptly cause this Agreement to be filed, registered, or recorded in such manner and in such places as may be required by law in order to publish notice of and fully to protect the lien of the Security Instrument upon, and the interest of Mortgagee in, the Property.
Article 5    No Offsets, Counterclaims/Due Authority. Mortgagor represents, warrants, and covenants, that, to Mortgagor's actual knowledge, there are no offsets, counterclaims or defenses against the Debt (as defined in the Loan Agreement), this Agreement, the Security Instrument, the Loan Agreement, the Notes, or the other Loan Documents, and that Mortgagor (and the undersigned, solely in his/her capacity as an authorized representative of Mortgagor, if any) has full power, authority, and legal right to execute this Agreement and to observe and perform all of the terms of this Agreement on Mortgagor's part to be observed or performed.
Article 6    Conflicts. Except as expressly modified pursuant to this Agreement or the Loan Agreement, all of the terms, covenants, and provisions of the Security Instrument shall continue in full force and effect. In the event of any conflict or ambiguity between the terms, covenants, and provisions of this Agreement and those of the Security instrument, the terms, covenants, and provisions of this Agreement shall control.
Article 7    No Waiver or Modification. The parties hereto agree that, except as specifically set forth herein or in the Loan Agreement, this Agreement does not amend, waive, satisfy, terminate, diminish or otherwise modify any of the terms, conditions, provisions and/or agreements contained in the other Loan Documents, and Mortgagor hereby acknowledges and agrees that the other Loan Documents are in full force and effect as amended hereby and ratifies and confirms the lien of the Security Instrument on the Property.

Article 8    Governing Law. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection, priority and enforcement of the liens and security interests created pursuant hereto and pursuant to the other Loan Documents with respect to the Property shall be governed by and construed according to the law of the state in which the Land is located.
Article 9    No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
Article 10    Liability; Successors and Assigns. If any party hereto consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns forever.
Article 11    Inapplicable Provisions. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or condition.
Article 12    Headings, etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.
Article 13    Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.
Article 14    Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.
Article 15    Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings among the parties hereto relating to the subject matter hereof. Accordingly, this Agreement may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto. There are no unwritten or oral agreements between the parties hereto.

Article 16    No Novation. THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AGREEMENT AND THE TRANSAXTIONS CONTEMPLATED HERBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY MORTGAGOR UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS. FURTHER, THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO AFFECT THE PRIORITY OF ANY OF THE MORTGAGEE'S LIENS IN ANY OF THE COLLATERAL SECURING THE NOTES IN ANY WAY, INCLUDING, WITHOUT LIMITATION, THE LIENS, SECURITY INTERESTS AND ENCUMBRANCES CREATED BY THE SECURITY INSTRUMENT AS AMENDED HEREBY AND THE OTHER LOAN DOCUMENTS.
Article 17     Costs and Expenses. Mortgagor shall pay, on demand, all reasonable costs and expenses of Lender (including reasonable fees, costs and expenses of counsel to Lender), incurred in connection with the preparation, execution and delivery of this Agreement.
[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, this First Amendment to Mortgage and Security Agreement has been executed by Mortgagor and Mortgagee as of the day and year first above written.

MORTGAGOR:

WITNESS:		FELCOR LODGING LIMITED PARTNERSHIP,
a Delaware limited partnership
Print Name:

		By:	FelCor Lodging Trust Incorporated, a Maryland corporation, its general partner
WITNESS:

Print Name:
By:
Name:
Title:

STATE OF	)
)
COUNTY OF	)

The foregoing instrument was acknowledged before me this ___ day of ____________________, 2011 by _______________, Vice President of FelCor Lodging Trust Incorporated, a Maryland corporation, the general partner of FelCor Lodging Limited Partnership, a Delaware limited partnership. He is personally known to me or has produced __________________ (type of identification) as identification.

[SEAL]
(Signature of person taking acknowledgment)

Name typed, printed or stamped

(Title or Rank)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

MORTGAGOR:

WITNESS:		FELCOR/JPM HOTELS, L.L.C.,
a Delaware limited liability company
Print Name:

WITNESS:		By:
Name:
Print Name:		Title:

STATE OF	)
)
COUNTY OF	)

The foregoing instrument was acknowledged before me this ___ day of ____________________, 2011 by _______________, Vice President of FelCor/JPM Hotels, a Delaware limited liability company. He is personally known to me or has produced __________________ (type of identification) as identification.

[SEAL]
(Signature of person taking acknowledgment)

Name typed, printed or stamped

(Title or Rank)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

MORTGAGOR:

WITNESS:		DJONT/JPM LEASING, L.L.C.,
a Delaware limited liability company
Print Name:

WITNESS:		By:
Name:
Print Name:		Title:

STATE OF	)
)
COUNTY OF	)

The foregoing instrument was acknowledged before me this ___ day of ____________________, 2011 by _______________, Vice President of DJONT/JPM Leasing, L.L.C., a Delaware limited liability company. He is personally known to me or has produced __________________ (type of identification) as identification.

[SEAL]
(Signature of person taking acknowledgment)

Name typed, printed or stamped

(Title or Rank)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

MORTGAGEE:

WITNESS:		MORTGAGE ELECTRONIC REGISTRATION
SYSTEMS, INC.,
a Delaware stock corporation
Print Name:

WITNESS:		By:
Name:
Print Name:		Title:

STATE OF	)
)
COUNTY OF	)

The foregoing instrument was acknowledged before me this ___ day of ____________________, 2011 by _______________, of Mortgage Electronic Registration Systems, Inc., a Delaware stock corporation. He is personally known to me or has produced __________________ (type of identification) as identification.

[SEAL]
(Signature of person taking acknowledgment)

Name typed, printed or stamped

(Title or Rank)